SCUDDER
                                                                 INVESTMENTS(SM)
                                                                     [LOGO]



--------------------------
EQUITY/GROWTH
--------------------------

Scudder Development
Fund
Fund #067








Annual Report
July 31, 2000



For investors seeking long-term capital appreciation by investing primarily in U.S. companies with the potential for above-average growth.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      16   Glossary of Investment Terms

                      17   Investment Portfolio

                      23   Financial Statements

                      26   Financial Highlights

                      27   Notes to Financial Statements

                      32   Report of Independent Accountants

                      33   Tax Information

                      34   Shareholder Meeting Results

                      35   Officers and Trustees

                      36   Investment Products and Services

                      38   Account Management Resources

Scudder Development Fund
--------------------------------------------------------------------------------
ticker symbol SCDVX                                             fund number 067
--------------------------------------------------------------------------------

Date of           o    During the twelve months ended July 31, 2000, Scudder
Inception:             Development Fund returned 29.22%, which beat the 9.00%
2/11/71                return of its unmanaged benchmark, the S&P 500.

                  o    The fund benefited from its overweight position in the
                       technology sector, as well as strong stock selection
Total Net              within the group.
Assets as
of 7/31/00:       o    Management continues to focus on companies with strong
$827 million           revenue growth, capable management teams, and products
                       with the potential to generate strong sales.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

In recent months, growth stocks have experienced fluctuations that are unusual even for a sector that is known for its volatility. During the first seven months of 2000, the Nasdaq had several large swings that are depicted in the box at the bottom of the page.

When the market exhibits this type of volatility, it can be difficult for growth investors to adhere to the guidelines we at Scudder frequently encourage: namely, diversification and a long-term approach. Nevertheless, we believe that you should keep these factors in mind no matter how the market is performing on any given day. Growth stocks, although volatile, are a critical component of a diversified portfolio. As a shareholder of Scudder Development Fund, you own a fund that invests in stocks that management believes to be among the market's most attractive growth companies. Although some will undoubtedly fail to live up to expectations, others may ultimately evolve into some of the market's most elite companies. But in order to participate in such growth, it is necessary to stay focused on your goals during periods of market volatility. By placing too great of an emphasis


         --------------------------------------------------------
         Nasdaq Total Returns by Period
         --------------------------------------------------------
         January 1 - March 10                        +24.10%
         March 11 - May 23                           -35.49%
         May 24 - July 17                            +30.73%
         July 18 - July 31                            -9.82%
         --------------------------------------------------------
on the latest trends -- such as the direction of interest rates or the implications of the latest economic report -- it is easy to make decisions that prevent you from participating in the long-term benefits of growth stocks.

During the twelve-month period ended July 31, 2000, Scudder Development Fund outperformed the S&P 500. For more information on the reasons for the fund's performance, please turn to the Portfolio Management Discussion that begins on page 10.

Thank you for your continued investment in Scudder Development Fund. For current information on the fund or your account, visit our Web site at www.scudder.com. There you'll find a wealth of information, including fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder Development Fund

Performance Update
--------------------------------------------------------------------------------
                                                                   July 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------



THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                       Yearly periods ended July 31

             Scudder Development Fund      S&P 500 Index*

         '90          10000                   10000
         '91          12648                   11274
         '92          13581                   12719
         '93          15526                   13830
         '94          14253                   14543
         '95          22129                   18340
         '96          23815                   21376
         '97          27865                   32524
         '98          28839                   38798
         '99          32781                   46639
         '00          42361                   50834

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                      Total Return
                               Growth of                           Average
Period ended 7/31/2000          $10,000       Cumulative            Annual
------------------------------------------------------------------------------
Scudder Development Fund
------------------------------------------------------------------------------
1 year                         $  12,922         29.22%               29.22%
------------------------------------------------------------------------------
5 year                         $  19,143         91.43%               13.87%
------------------------------------------------------------------------------
10 year                        $  42,361        323.61%               15.53%
------------------------------------------------------------------------------
S&P 500 Index*
------------------------------------------------------------------------------
1 year                         $  10,900          9.00%                9.00%
------------------------------------------------------------------------------
5 year                         $  27,718        177.18%               22.59%
------------------------------------------------------------------------------
10 year                        $  50,834        408.34%               17.64%
------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER DEVELOPMENT FUND TOTAL RETURN (%) AND
S&P 500 INDEX* TOTAL RETURN (%)

                                         Yearly periods ended July 31

             1991   1992   1993    1994   1995   1996   1997   1998   1999   2000
------------------------------------------------------------------------------------
Fund Total
Return (%)   26.48   7.38  14.31  -8.20   55.27   7.62  17.00   3.50  13.67  29.22
------------------------------------------------------------------------------------
Index Total
Return (%)   12.74  12.81   8.73   5.16   26.10  16.56  52.15  19.29  20.21   9.00
------------------------------------------------------------------------------------
Net Asset
Value ($)    29.83  31.08  33.58  28.23   40.82  39.60  41.76  39.16  40.26  44.92
------------------------------------------------------------------------------------
Capital
Gains
Distributions
($)           1.23    .96   1.70   3.07    2.12   4.20   4.48   3.88   3.75   6.50
------------------------------------------------------------------------------------


* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

         Effective June 30, 1999, the Fund adopted its current objective to seek long-term capital appreciation by investing primarily in U.S. companies with the potential for above-average growth. Prior to that date, the Fund's investment objective was to seek long-term growth of capital by investing primarily in medium-size companies with the potential for sustainable above-average earnings growth. Since adopting its current objective, the cumulative return is 23.64%.

         All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                   July 31, 2000

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                   The fund's cash position
Common Stocks               90%                    has increased from 5% of
Cash Equivalents            10%                       net assets during the
------------------------------------                       past six months,
                           100%                     reflecting management's
------------------------------------                 desire to avoid buying
                                                   stocks it believes to be
                                                             too expensive.




--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

(Excludes 10% Cash Equivalents)                   An overweight position
                                                in technology -- as well
Technology                  58%                      as strong selection
Service Industries          10%                within the group -- was a
Health                      10%                 key factor in the fund's
Communications               7%                    outperformance during
Consumer Discretionary       5%                              the period.
Media                        3%
Durables                     3%
Energy                       3%
Other                        1%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(38% of Portfolio)                                           Management seeks to
                                                        invest in companies with
  1.     Mercury Interactive Corp.                      powerful revenue growth,
         Producer of automated software testing tools   skilled managment teams,
                                                           and products with the
  2.     Sanmina Corp.                                     potential to generate
         Provider of electronics contract manufacturing            strong sales.
         services

  3.     Network Appliance, Inc.
         Designer and manufacturer of network data storage devices

  4.     Concord EFS, Inc.
         Provider of electronic transaction authorization, processing, settlement and transfer services

  5.     Time Warner Telecom, Inc.
         Provider of telecommunications services

  6.     Vitesse Semiconductor Corp.
         Manufacturer of digital integrated circuits

  7.     Andrx Corp.
         Formulates and commercializes generic
         controlled-released oral pharmaceuticals

  8.     Immunex Corp.
         Biopharmaceutical company

  9.     Fiserv, Inc.
         Provider of data processing services

 10.     Harley-Davidson, Inc.
         Manufacturer of motorcycles



For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                   July 31, 2000

We asked portfolio managers Sewall Hodges and J.C. Cabrera to discuss the recent market environment and their investment strategy during the twelve-month period ended July 31, 2000.

Q: How have growth stocks been affected by the volatility that has characterized the market environment during the past year?

A: In general, growth stocks have been the most volatile sector of the market. During the final two months of 1999 and the first quarter of this year, growth stocks -- as a group -- staged an explosive rally on the strength of favorable liquidity conditions, a strong economy, and wildly enthusiastic investor sentiment. This environment was extremely positive for the fund, which focuses on the types of fast-growing companies that were in favor during this period. However, the rally quickly reversed course in mid-March due to fears that the Federal Reserve would be forced to raise interest rates more than the markets had anticipated. Investors unloaded their most speculative, richly-valued holdings, and many former high-fliers fell as much as 50-80%. Among the biggest losers were the "dot-coms" and other Internet stocks that had led the market higher throughout the winter. While the fund seeks to hold only companies with strong fundamentals, the collapse in the tech sector nonetheless took a toll on its share price because the correction hurt all growth stocks regardless of their quality.

Although the market rebounded during June and July, the divergence between the winners and losers was substantial. In a demonstration of the fragile nature of the current market environment, several of our holdings -- such as Symbol Technologies, Excel Technology, and Pericom Semiconductor -- fell 20% or more in July even though there was no news to spark moves of this magnitude. However, several of the fund's holdings produced positive double-digit returns during this phase. In our view, this shows that we have entered a "stockpicker's market," an environment that is far removed from the euphoria of the first quarter.

Q: How did the fund perform during this period?

A: During the twelve-month period ended July 31, 2000, the fund returned 29.22%, which beat the 9.00% return of its unmanaged benchmark, the S&P 500 Index. The fund's overweight position in technology stocks, combined with our strong stockpicking within this area, was the most important contributor to its outperformance. The S&P 500 Index divides the tech sector into two groups: technology-electronics and technology-services. During the past twelve months, we held, on average, 32% of the fund's net assets in tech-electronics, versus 20% for the S&P 500. Our holdings in this area returned 100%, soundly beating the 52% return of the tech-electronics component of the index. The fund's performance was similarly strong in the tech-services group. The portfolio had an average weighting of 20% in this area -- versus 8.5% for the S&P -- and our holdings returned 45%, versus 5% for similar holdings in the benchmark. This divergence accounted for the majority of the fund's outperformance in relation to the S&P. Our top performers in the tech area include Network Appliance (+532.6%), Mercury Interactive (330.4%), and Sanmina (184.4%). Performance was also helped by our participation in initial public offerings.

On the down side, fund returns were dampened by our underweight position in health care stocks, particularly the large-cap pharmaceuticals that have done so well during the first seven months of 2000. More recently, the fund has also been hurt by its underweighting in the financial sector. Many stocks in the group have rallied on hopes for an end to the Fed's tightening cycle, but we have not been

--------------------------------------------------------------------------------
Fund Weightings by Market Capitalization
--------------------------------------------------------------------------------
Percent of fund's net assets in:                    7/31/00             1/31/00
--------------------------------------------------------------------------------
Large-cap                                            47.7%              42.4%
Mid-cap                                              37.0%              45.6%
Small-cap                                            15.3%              12.0%
--------------------------------------------------------------------------------
Small-cap is defined as stocks with market capitalizations of $2 billion or less; large-cap is defined as stocks with market capitalizations of $7 billion or more.

positioned to participate. On the individual stock level, notable losers include VISX, Abercrombie and Fitch, TJX Companies, and Mutual Risk Management.

Q: Please review the fund's investment strategy.

A: We strive to invest in companies with the strongest growth potential and lowest downside risk. Size isn't a factor; the fund is invested in stocks of all market capitalizations. We look for companies that, in our view, have the lowest probability of disappointments, since investing in companies solely on the basis of their growth potential can expose the portfolio to unnecessarily high levels of risk.

We focus on stocks with three primary characteristics: rapid revenue growth, solid products, and skilled management teams. Strong revenue growth, especially unit growth, is very important because it is often a leading indicator of a company's prospects. Many companies with high revenue growth rates offer tremendous return potential. On the other hand, a company that lacks rapid revenue growth may never have an earnings growth rate that is competitive.

Second, we look for companies with products or services that have the potential to generate strong sales. We analyze the products of each company in which we consider making an investment, and compare them to the products of their competitors. We also look closely at the growth rate of the industry in which the company does business. This is a very important step, since the strength of a company's products is ultimately the determining factor in its unit sales growth.

Finally, we look for companies with innovative management teams. We also search for signs of weakness, such as the departure of key employees or changes in top management. We invest a great deal of time in getting to know the management teams of the companies we hold in the portfolio. In our view, strong management is a critical component of a company's potential.

Q: The fund holds 10.2% of its net assets in cash and cash equivalents. What is the reason for this relatively large position?

A: Our sizeable position in cash is not a result of top-down analysis. We never try to make "bets" on the direction of the broader market, because such an approach is not consistent with our strengths as stockpickers. The cash position began to build during the winter because the stocks in our investment universe had soared to valuation levels that we believed to be unsupportable. As we received new inflows or trimmed our existing holdings, we opted to keep the proceeds in cash rather than buy stocks that we believed to be expensive, an approach that helped us during the market correction of April and May. We continue to hold a substantial position in cash because growth stocks are extremely vulnerable to disappointments at this juncture, and we wish to buy only the companies in which we have the highest level of confidence.

Q: What is your outlook for growth stocks?

A: Although it appears that the worst of the market's interest rate concerns are now behind us, we feel that there are a number of factors that could lead to further volatility throughout the remainder of the year. First, there is the issue of the upcoming elections, which could sway the market since there is as yet no consensus on which party will gain the upper hand in either Congress or the presidency. Second, we believe that there will be a significant amount of tax-loss selling at year-end. The bifurcated nature of the market's performance so far in 2000 means that most money managers have some big

--------------------------------------------------------------------------------
Scudder Development Fund Versus The S&P 500
--------------------------------------------------------------------------------
                                               Scudder
                                           Development Fund           S&P 500
--------------------------------------------------------------------------------
Weighted-average market capitalization       $29.8 billion        $138.6 billion
P/E ratio, 2000 estimated earnings               50.6x                 15.6x
P/E ratio, 2001 estimated earnings               38.8x                 13.3x
--------------------------------------------------------------------------------
winners in their portfolios. In an effort to minimize taxable gains, investors may sell their losing positions, a dynamic that could put pressure on the market as the year draws to a close. Finally, we are concerned with the high level of uncertainty that is plaguing many industries. As former highfliers in the e-commerce, Internet infrastructure, semiconductor, and wireless sectors have come back to earth, the areas where growth managers can invest with confidence has become increasingly narrow.

Despite these issues, we remain confident in our ability to find the best growth stocks that the market has to offer. The events of this year have shown that as investors are becoming much more discriminating, they will no longer reward companies with no earnings and bad business plans. We believe that this trend works to our advantage, since it increases the importance of strong individual stock selection. Although an emphasis on growth stocks may expose the fund to short-term volatility, we feel that over the long term, our shareholders will be rewarded by our focus on companies with strong revenue growth, popular products, and top-notch management teams.

Scudder Development Fund:
A Team Approach to Investing

Scudder Development Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Sewall F. Hodges joined the Adviser in 1995 and assumed responsibility for the fund's day-to-day management and overall investment strategies in 1999. Mr. Hodges has 14 years of experience in global analysis and portfolio management.

Portfolio manager J.C. Cabrera joined the Adviser in 1999 and the fund in 1999. Mr. Cabrera has 11 years of portfolio management experience.

Glossary of Investment Terms
--------------------------------------------------------------------------------

Bottom-Up Investing  An investment style that focuses on the use of research to
              Style assess the performance of individual companies before considering the impact of economic trends. This approach, which is the opposite of "top-down" investing, assumes that the most significant determinant of performance is individual stock selection, rather than industry or country allocation.

       Growth Stock  Stock of a company that has displayed above average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. Distinct from value stock.

             Market  The market value of a company's outstanding shares of common
     Capitalization  stock, determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalization. "Large-cap" stocks tend to be more liquid.

 Top-Down Investing  A method in which the investor first looks at trends in the
              Style general economy (or, in the case of international investing, the economies of several countries), and next selects companies or industries that stand to benefit from those trends. Opposite of bottom-up investing.

          Weighting Refers to the allocation of assets -- usually in terms of (over/under) sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.



(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)
Additional glossary terms are located at our Web site -- www.scudder.com.

Investment Portfolio                                       as of July 31, 2000
--------------------------------------------------------------------------------

                                                                                   Principal
                                                                                   Amount ($)     Value ($)
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Repurchase Agreements 6.7%
-----------------------------------------------------------------------------------------------------------

 Donaldson, Lufkin & Jenrette, 6.53%, to be
    repurchased at $24,295,406 on 8/1/2000** ...................................   24,291,000   24,291,000
 State Street Bank and Trust Company, 6.53%, to be
    repurchased at $30,010,443 on 8/1/2000** ...................................   30,005,000   30,005,000

Total Repurchase Agreements (Cost $54,296,000) .................................                54,296,000


-----------------------------------------------------------------------------------------------------------
Short-Term Investments 3.7%
-----------------------------------------------------------------------------------------------------------

 Student Loan Marketing Association, 6.43%, 8/1/2000
    (Cost $30,000,000) .........................................................   30,000,000   30,000,000
[GRAPHIC OMITTED]


                                                                                      Shares
----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Convertible Preferred Stocks 0.0%
-----------------------------------------------------------------------------------------------------------

 Health
 Medical Supply & Specialty
 InterVentional Technologies, Inc."G"* (Manufacturer of minimally invasive disposable microsurgical devices and systems for treatment of cardiovascular
    disease) (b) (c) (Cost $1,200,000) .........................................      120,000      283,200
                                                                                                ----------

-----------------------------------------------------------------------------------------------------------
Common Stocks 89.6%
-----------------------------------------------------------------------------------------------------------

 Consumer Discretionary 4.2%
 Department & Chain Stores 2.0%
 Kohl's Corp.*  (Operator of a chain of specialty
    department stores) .........................................................      281,400   15,969,450
                                                                                                ----------
 Recreational Products 2.2%
 Harley-Davidson, Inc. (Manufacturer of motorcycles) ...........................      398,000   17,860,250
                                                                                                ----------
 Health 8.6%
 Biotechnology 3.6%
 Immunex Corp.* (Biopharmaceutical company) ....................................      392,900   19,915,119
 Invitrogen Corp.* (Developer of research kits) ................................       56,900    3,570,475


    The accompanying notes are an integral part of the financial statements.

                                                           Shares      Value ($)
--------------------------------------------------------------------------------

 QLT, Inc.* (Developer of pharmaceutical
    products) ........................................      93,200    6,141,474
                                                                   ------------
                                                                     29,627,068
                                                                   ------------
 Medical Supply & Specialty 5.0%
 Andrx Corp.* (Formulates and commercializes generic
    controlled-released oral pharmaceuticals) ........     317,400   24,777,038
 Medtronic, Inc. (Manufacturer of cardiac pacemakers)      303,054   15,474,695
                                                                   ------------
                                                                     40,251,733
                                                                   ------------
 Communications 6.2%
 Telephone/Communications 5.9%
 Adelphia Business Solutions, Inc.* (Provider of
    communication services) ..........................     220,600    3,171,125
 BroadWing, Inc.* (Provider of various communication
    services) ........................................     329,000    8,636,250
 Pinnacle Holdings, Inc.* (Real estate investment
    trust which provides rental space to wireless
    communications providers) ........................      70,600    3,966,838
 Time Warner Telecom, Inc. "A"* (Provider of
    telecommunications services) .....................     521,700   32,312,794
                                                                   ------------
                                                                     48,087,007
                                                                   ------------
 Miscellaneous 0.3%
 Corvis Corp.* (Designer and manufacturer of
    communications products) .........................      30,300    2,494,542
                                                                   ------------
 Media 2.6%
 Broadcasting & Entertainment
 Citadel Communications Corp.* (Radio broadcaster) ...     264,300    7,912,481
 Univision Communication, Inc.* (Spanish-language
    broadcaster in the United States) ................     105,300   13,083,525
                                                                   ------------
                                                                     20,996,006
                                                                   ------------
 Service Industries 9.5%
 EDP Services 4.7%
 CSG Systems International, Inc.* (Provider of billing
    solutions, software and services for customer care
    and billing functions) ...........................     169,800    9,031,238
 Fiserv, Inc.* (Provider of data processing services)      344,600   19,232,988
 PSINet, Inc.* (Provider of Internet access services)      284,700    4,964,456
 Sapient Corp.* (Producer of flexible information
    technology applications) .........................      40,900    4,652,375
                                                                   ------------
                                                                     37,881,057
                                                                   ------------
 Miscellaneous Commercial Services 4.8%
 Concord EFS, Inc.*  (Provider of electronic
    transaction authorization, processing, settlement
    and transfer services) ...........................   1,249,200   34,353,000


    The accompanying notes are an integral part of the financial statements.

                                                          Shares       Value ($)
--------------------------------------------------------------------------------

 Internap Network Services Corp.* (Provider of
    centrally managed Internet connectivity services
    targeted at businesses) ...........................   137,300    4,683,217
                                                                  ------------
                                                                    39,036,217
                                                                  ------------
 Durables 2.5%
 Telecommunications Equipment
 ANTEC Corp.* (Developer and supplier of optical
    transmission equipment for cable TV) ..............   193,200    7,305,375
 Spectrasite Holdings, Inc.* (Developer of tower
    networks for the wireless communications industry) 393,700 8,366,125 Tellabs, Inc.* (Manufacturer of voice data
    communications equipment) .........................    75,800    4,927,000
                                                                  ------------
                                                                    20,598,500
                                                                  ------------
 Manufacturing 1.5%
 Electrical Products 0.8%
 Nanometrics, Inc.* (Manufacturer of products for
    advanced integrated circuit, flat panel display and
    magnetic heads) ...................................   195,300    6,676,819
                                                                  ------------
 Industrial Specialty 0.7%
 Corning, Inc. (Specialty glass manufacturer) .........    24,600    5,754,863
                                                                  ------------
 Technology 52.1%
 Computer Software 8.9%
 Advanced Digital Information Corp.* (Software
    producer -- provides products that organize,
    protect and retrieve electronic data) .............   240,000    3,360,000
 Davox Corp.* (Developer of management systems for
    call center operations) ...........................   291,300    2,448,741
 Evolving Systems, Inc.* (Provider of software
    applications to the telecommunications industry) .. 351,300 1,844,325 HNC Software, Inc.* (Developer, marketer and supporter of client-server software solutions for
    mission-critical decision applications) ...........    99,100    4,372,788
 Information Architects Corp.* (Provider of Web-based
    digital content and information management
    solutions) ........................................   483,800    3,084,225
 Intuit, Inc.* (Leading provider of financial software
    for households and small businesses) ..............   265,600    9,030,400
 MetaCreations Corp.* (Provider of graphics
    applications) .....................................   187,400    2,213,663
 Microsoft Corp.* (Developer of computer software) ....   211,800   14,786,288
 PeopleSoft, Inc.* (Manufacturer of human resource
    management software) ..............................   626,500   13,665,531
 SAP AG (Sponsored ADR) (Computer software
    manufacturer) .....................................   128,200    7,147,150


    The accompanying notes are an integral part of the financial statements.

                                                           Shares       Value ($)
------------------------------------------------------------------------------------

 Verity, Inc.* (Developer and supporter of software tools
    and applications for locating information on various
    networks and databases) .............................   204,200     7,440,538
 VocalTec, Ltd. (Producer of software for audio
    communications on the Internet) .....................   145,600     2,684,500
                                                                     ------------
                                                                       72,078,149
                                                                     ------------
 Diverse Electronic Products 3.3%
 Dell Computer Corp.* (Developer and manufacturer of
    IBM compatible personal computers) ..................   192,600     8,462,363
 Natural MicroSystems Corp.* (Designer, manufacturer
    and marketer of integrated hardware and software
    products) ...........................................    49,200     5,482,725
 Solectron Corp.* (Manufacturer of computer products
    and subsystems) .....................................   310,400    12,513,000
                                                                     ------------
                                                                       26,458,088
                                                                     ------------
 EDP Peripherals 12.5%
 Mercury Interactive Corp.* (Producer of automated
    software testing tools) .............................   528,000    52,412,250
 Network Appliance, Inc.* (Designer and manufacturer
    of network data storage devices) ....................   406,800    35,061,075
 Symbol Technologies, Inc. (Manufacturer of bar code
    laser scanners) .....................................   356,700    14,223,413
                                                                     ------------
                                                                      101,696,738
                                                                     ------------
 Electronic Components/Distributors 3.2%
 Jabil Circuit, Inc.* (Designer and manufacturer of
    circuit board assemblies for original equipment
    manufacturers) ......................................   277,200    13,877,325
 SanDisk Corp.* (Manufacturer of flash memory data
    storage products) ...................................    66,300     4,226,625
 Vishay Intertechnology, Inc.* (Manufacturer of
    electronic components) ..............................   245,000     7,579,688
                                                                     ------------
                                                                       25,683,638
                                                                     ------------
 Office/Plant Automation 0.8%
 3Com Corp.* (Manufacturer of data networking systems) ..    89,500     1,213,844
 Palm, Inc.* (Provider of handheld computing devices) ...   132,747     5,177,133
                                                                     ------------
                                                                        6,390,977
                                                                     ------------
 Precision Instruments 2.9%
 Credence Systems Corp.* (Manufacturer of
    semiconductor testing equipment) ....................   193,600     8,276,400
 Excel Technology, Inc.* (Producer of laser systems) ....    97,500     3,705,000
 Photon Dynamics, Inc.* (Supplier of test, inspection
    and repair systems for the flat panel manufacturing
    industry) ...........................................   216,800    11,707,200
                                                                     ------------
                                                                       23,688,600
                                                                     ------------


    The accompanying notes are an integral part of the financial statements.

                                                                  Shares       Value ($)
----------------------------------------------------------------------------------------

 Semiconductors 20.5%
 Atmel Corp.* (Developer and manufacturer of
    integrated circuits) ..................................       343,600    10,286,525
 California Micro Devices Corp.* (Designer of
    electronic circuitry) .................................       150,200     3,482,763
 Elantec Semiconductor, Inc.* (Designer and
    manufacturer of analog integrated circuits) ...........        72,800     5,300,750
 Intel Corp. (Producer of semiconductor memory
    circuits) .............................................       259,400    17,314,950
 Intersil Holding Corp.* (Designer and manufacturer of
    semiconductors for communications and power
    management end-user markets) ..........................       227,000    13,009,938
 Linear Technology Corp. (Manufacturer of integrated
    circuits) .............................................       216,400    11,956,100
 Pericom Semiconductor Corp.* (Developer of integrated
    circuits) .............................................       179,900     9,534,700
 QLogic Corp.* (Manufacturer of semiconductor and
    input/output products) ................................        70,000     5,215,000
 SDL, Inc.* (Designer and manufacturer of
    semiconductor lasers) .................................        14,500     5,032,406
 Sanmina Corp.* (Provider of electronics contract
    manufacturing services) ...............................       444,400    41,273,650
 Silicon Storage Technology, Inc.* (Designer of memory
    chips) ................................................       214,200    13,534,763
 Siliconix, Inc.* (Manufacturer of discrete and
    integrated semiconductor products) ....................        45,600     2,476,650
 Vitesse Semiconductor Corp.* (Manufacturer of digital
    integrated circuits) ..................................       490,200    29,228,175
                                                                          -------------
                                                                            167,646,370
                                                                          -------------
 Energy 2.4%
 Oil & Gas Production
 Anadarko Petroleum Corp. (Explorer and producer of
    crude oil and natural gas) ............................       183,100     8,754,469
 Nabors Industries, Inc.* (Land drilling contractor) ......       264,200    10,997,317
                                                                          -------------
                                                                             19,751,786
                                                                          -------------

----------------------------------------------------------------------------------------
Total Common Stocks (Cost $497,277,738)                                     728,627,858
----------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $582,773,738) (a)                813,207,058
----------------------------------------------------------------------------------------


*        Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $582,790,605. At July 31, 2000, net unrealized appreciation for all securities based on tax cost was $230,416,453. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $297,239,279 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $66,822,826.



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


(b) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $283,200 (0.03% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at July 31, 2000 aggregated $1,200,000. These securities may also have certain restrictions as to resale.

(c) Restricted Securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at July 31, 2000, amounted to $283,200 which represents 0.03% of net assets. Information concerning such restricted securities at July 31, 2000, is as follows:

    Security                                        Acquisition    Cost ($)
                                                                     Date
--------------------------------------------------- ------------  -----------
InterVentional Technologies, Inc. "G" ............    3/6/1995     1,200,000



    The accompanying notes are an integral part of the financial statements.

Financial Statements

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of July 31, 2000
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------
Investments in securities, at value (cost $582,773,738) ................   $ 813,207,058
Cash ...................................................................           3,004
Receivable for investments sold ........................................       3,489,366
Interest receivable ....................................................           9,849
Receivable for Fund shares sold ........................................      16,461,331
Due from Adviser .......................................................          29,378
Other receivables ......................................................         609,059
Other assets ...........................................................           4,660
                                                                         ---------------
Total assets ...........................................................     833,813,705

Liabilities
----------------------------------------------------------------------------------------
Payable for investments purchased ......................................       2,366,900
Payable for Fund shares redeemed .......................................       3,349,439
Accrued management fee .................................................         733,555
Accrued Trustees' fees and expenses ....................................          59,839
Other accrued expenses and payables ....................................         522,484
                                                                         ---------------
Total liabilities ......................................................       7,032,217
----------------------------------------------------------------------------------------
Net assets, at value                                                       $ 826,781,488
----------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on:
  Investments ..........................................................     230,433,320
  Other receivables ....................................................      (1,243,014)
Accumulated net realized gain (loss) ...................................     100,984,533
Paid-in capital ........................................................     496,606,649
----------------------------------------------------------------------------------------
Net assets, at value                                                       $ 826,781,488
----------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($826,781,488 /
   18,405,407 outstanding shares of beneficial interest, $.01 par value,   -------------
   unlimited number of shares authorized) ..............................   $       44.92
                                                                           -------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended July 31, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $3,784) ............   $   1,138,378
Interest .......................................................       2,436,575
                                                                 ---------------
Total Income ...................................................       3,574,953
                                                                 ---------------
Expenses:
Management fee .................................................       7,883,702
Services to shareholders .......................................       2,981,390
Custodian and accounting fees ..................................         116,923
Auditing .......................................................          40,771
Legal ..........................................................          20,059
Trustees' fees and expenses ....................................          94,077
Reports to shareholders ........................................         135,104
Other expenses .................................................           8,235
                                                                 ---------------
Total expenses, before expense reductions ......................      11,280,261
Expense reductions .............................................         (55,770)
                                                                 ---------------
Total expenses, after expense reductions .......................      11,224,491
--------------------------------------------------------------------------------
Net investment income (loss)                                          (7,649,538)
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................     178,801,640
Foreign currency related transactions ..........................          (3,759)
                                                                 ---------------
                                                                     178,797,881
                                                                 ---------------
Net unrealized appreciation (depreciation) during the period on:
Investments and other receivables ..............................      27,795,926
Foreign currency related transactions ..........................           3,364
                                                                 ---------------
                                                                      27,799,290
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           206,597,171
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 198,947,633
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                     One Month
                                   Year Ended July  Ended July 31,     Year Ended
Increase (Decrease) in Net Assets      31, 2000          1999         June 30, 1999
------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ....   $  (7,649,538)   $    (698,861)   $    (6,849,870)
Net realized gain (loss) on
     investment transactions ....     178,797,881          159,681        157,147,002
Net unrealized appreciation
   (depreciation) on investment
   transactions during the period      27,799,290      (31,346,662)       (70,623,956)
                                 ---------------- ----------------    ---------------
Net increase (decrease) in net
   assets resulting from
   operations ...................     198,947,633      (31,885,842)        79,673,176
Distributions to shareholders
   from  net realized gains .....    (113,693,597)              --        (70,435,632)
                                 ---------------- ----------------    ---------------
Fund share transactions:
Proceeds from shares sold .......     890,418,676       65,351,061      1,005,318,406
Reinvestment of distributions ...     106,660,992               --         67,536,828
Cost of shares redeemed .........    (971,630,792)     (91,895,521)    (1,152,988,975)
                                 ---------------- ----------------    ---------------
Net increase (decrease) in net
   assets from Fund share
   transactions .................      25,448,876      (26,544,460)       (80,133,741)
                                 ---------------- ----------------    ---------------
Increase (decrease) in net assets     110,702,912      (58,430,302)       (70,896,197)
Net assets at beginning of period     716,078,576      774,508,878        845,405,075
Net assets at end of period .....   $ 826,781,488    $ 716,078,576    $   774,508,878

Other Information
 ------------------------------------------------------------------------------------
Shares outstanding at beginning
   of period ....................      17,787,902       18,415,573         20,289,263
                                 ---------------- ----------------    ---------------
Shares sold .....................      20,022,688        1,563,492         27,091,983
Shares issued to shareholders in
   reinvestment of distributions        2,595,791               --          1,902,446
Shares redeemed .................     (22,000,974)      (2,191,163)       (30,868,119)
                                 ---------------- ----------------    ---------------
Net increase (decrease) in Fund
   shares .......................         617,505         (627,671)        (1,873,690)
Shares outstanding at end of
   period .......................      18,405,407       17,787,902         18,415,573




    The accompanying notes are an integral part of the financial statements.

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------
                                2000(b)  1999(c)  1999(d)  1998(d) 1997(d)  1996(d)
------------------------------------------------------------------------------------
Net asset value, beginning of
period                          $40.26  $42.06   $41.67   $39.02   $45.56  $37.35
                                ----------------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss)
  (a)                             (.42)   (.04)    (.35)    (.41)    (.40)   (.38)
------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                   11.58   (1.76)    4.49     6.94    (1.66)  12.79
                                ----------------------------------------------------
------------------------------------------------------------------------------------
  Total from investment
  operations                     11.16   (1.80)    4.14     6.53    (2.06)  12.41
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
Net realized gains on
investment transactions          (6.50)     --    (3.75)   (3.88)   (4.48)  (4.20)
                                ----------------------------------------------------
------------------------------------------------------------------------------------
Total distributions              (6.50)     --    (3.75)   (3.88)   (4.48)  (4.20)
------------------------------------------------------------------------------------
Net asset value, end of period  $44.92  $40.26   $42.06   $41.67   $39.02  $45.56
                                ----------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)                 29.22   (4.33)** 11.65    17.86    (4.93)  35.26
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                       827     716      775      845      862   1,040
------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)            1.41(f) 1.52*    1.51     1.41     1.36    1.24
------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                    1.40(f) 1.52*    1.51     1.41     1.36    1.24
------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                        (.95)  (1.09)*   (.94)    (.99)   (1.02)   (.91)
------------------------------------------------------------------------------------
Portfolio turnover rate (%)        100       4*      97(e)    52       52      59
------------------------------------------------------------------------------------


(a)      Based on monthly average shares outstanding during the period.

(b)      For the year ended July 31, 2000.

(c) For the one month ended July 31, 1999. On June 7, 1999, the Trustees of the Fund changed the fiscal year end from June 30 to July 31.

(d)      For the year ended June 30.

(e) The change in the investment objective during the period resulted in a higher portfolio turnover rate.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.40% and 1.39%, respectively (see Notes to Financial Statements).

*        Annualized

**       Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Development Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On June 7, 1999, the Fund changed its fiscal year end for financial reporting and federal income tax purposes to July 31 from June 30.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. These differences primarily relate to net investment losses incurred by the Fund. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

Other. At July 31, 2000, other receivables of $609,059 (0.1% of net assets) with a cost of $1,852,073 have been valued in good faith by the Valuation Committee of the Board of Trustees.

B. Purchases and Sales of Securities

During the year ended July 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $753,663,045 and $919,300,351, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.00% of the Fund's first $500 million of average daily net assets, 0.95% of the next $500 million of such net assets, and 0.90% on such net assets in excess of $1 billion, computed and accrued daily and payable monthly. For the year ended July 31, 2000, the fee pursuant to this Agreement amounted to $7,883,702, which was equivalent to an annual effective rate of 0.98% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended July 31, 2000, the amount charged to the Fund by SSC aggregated $1,102,679, of which $109,908 is unpaid at July 31, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended July 31, 2000, the amount charged to the Fund by STC aggregated $1,183,775, of which $93,373 is unpaid at July 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended July 31, 2000, the amount charged to the Fund by SFAC aggregated $105,995, of which $9,905 is unpaid at July 31, 2000.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the year ended July 31, 2000, the Special Servicing Agreement expense charged to the Fund amounted to $212,059.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended July 31, 2000, Trustees' fees and expenses aggregated $35,321. In addition, a one-time fee of $58,756 was accrued for payment to those Trustees not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note F. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $29,378 of such costs.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended July 31, 2000, the Fund's custodian and transfer agent fees were reduced by $8,267 and $18,125, respectively, under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Scudder Securities Trust and the
Shareholders of Scudder Development Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Development Fund (the "Fund") at July 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
September 19, 2000

Tax Information
--------------------------------------------------------------------------------

The Fund paid distributions of $6.50 per share from net long-term capital gains during its year ended July 31, 2000, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $180,000,000 as capital gain dividends for its year ended July 31, 2000, of which 100% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder Development Fund (the "fund") was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1.  To elect Trustees of the fund.

                                                         Number of Votes:
   Trustee                                          For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                            7,980,253           218,710
   Linda C. Coughlin                               7,980,168           218,796
   Dawn-Marie Driscoll                             7,982,510           216,453
   Edgar R. Fiedler                                7,962,968           235,995
   Keith R. Fox                                    7,974,215           224,749
   Joan E. Spero                                   7,971,563           227,400
   Jean Gleason Stromberg                          7,983,071           215,892
   Jean C. Tempel                                  7,972,020           226,943
   Steven Zaleznick                                7,980,396           218,568
--------------------------------------------------------------------------------


2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the current fiscal year.

                                    Number of Votes:
                                                                      Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
      7,970,930             112,844              115,190                 0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*                         J. Brooks Dougherty*
   o  President and Trustee                   o  Vice President

 Henry P. Becton, Jr.                       James M. Eysenbach*
   o  Trustee; President, WGBH                o  Vice President
      Educational Foundation
                                            James E. Fenger*
 Dawn-Marie Driscoll                          o  Vice President
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,         William F. Glavin*
      Center for Business Ethics, Bentley     o  Vice President
      College
                                            Sewall F. Hodges*
 Edgar R. Fiedler                             o  Vice President
   o  Trustee; Senior Fellow and Economic
      Counsellor, The Conference Board,     James E. Masur*
      Inc.                                    o  Vice President

 Keith R. Fox                               Ann M. McCreary*
   o  Trustee; General Partner,               o  Vice President
      The Exeter Group of Funds
                                            Howard S. Schneider*
 Joan E. Spero                                o  Vice President
   o  Trustee; President, The Doris
      Duke Charitable Foundation            John Millette*
                                              o  Vice President and Secretary
 Jean Gleason Stromberg
   o  Trustee; Consultant                   Kathryn L. Quirk*
                                              o  Vice President and
 Jean C. Tempel                                  Assistant Secretary
   o  Trustee; Managing Director,
      First Light Capital, LLC              John R. Hebble*
                                              o  Treasurer
 Steven Zaleznick
   o  Trustee; President and                Brenda Lyons*
      Chief Executive Officer,                o  Assistant Treasurer
      AARP Services, Inc.
                                            Caroline Pearson*
 Thomas V. Bruns*                             o  Assistant Secretary
   o  Vice President
                                            *Scudder Kemper Investments, Inc.
 Peter Chin*
   o  Vice President

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series--               Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder Corporate Bond Fund                 Scudder Gold Fund
  Scudder High Yield Bond Fund
                                            Regional
Global Income                                 Scudder Greater Europe Growth Fund
  Scudder Global Bond Fund                    Scudder Pacific Opportunities Fund
  Scudder Emerging Markets Income Fund        Scudder Latin America Fund
                                              The Japan Fund, Inc.
Asset Allocation
  Scudder Pathway Conservative Portfolio    Industry Sector Funds
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio          Choice Series
                                              Scudder Health Care Fund
U.S. Growth and Income                        Scudder Technology Fund
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund




                                       36

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 2291
                           Boston, Massachusetts
                           02107-2291

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 2540
                           Boston, Massachusetts
                           02208-2540

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER
INVESTMENTS(SM)
[LOGO]


PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com


A member of the [LOGO] Zurich Financial Services Group